UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  December 31, 2019

Item 1.  Report of Shareholders.

ALL STAR®
FUNDS

Annual Report | December 31, 2019

Liberty All-Star® Equity Fund

USA
LISTED
NYSE

Contents

1	President’s Letter
5	Unique Fund Attributes
7	Investment Managers/Portfolio Characteristics
8	Investment Growth
9	Table of Distributions and Rights Offerings
10	Major Stock Changes in the Quarter and Distribution Policy
11	Top 20 Holdings and Economic Sectors
12	Manager Roundtable
21	Schedule of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
32	Financial Highlights
34	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Automatic Dividend Reinvestment and Direct Purchase Plan
44	Additional Information
45	Trustees and Officers
51	Board Consideration of the Renewal of the Fund Management and Portfolio Management Agreements
56	Privacy Policy
58	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•  A diversified, multi-managed portfolio of growth and value stocks

•  Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

•  Access to institutional quality investment managers

•  Objective and ongoing manager evaluation

•  Active portfolio rebalancing

•  A quarterly fixed distribution policy

•  Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.all-starfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund and your shares are held with the Fund’s transfer agent, Computershare, you can call 1-800-542-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor you may log into your Investor Center account at www.computershare.com/investor and change your communication preferences.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	February 2020

Equity investors were well rewarded in 2019 as key benchmarks reached record high levels throughout the year in the course of propelling the S&P 500® Index to an annual return of 31.49 percent. The widely-followed Dow Jones Industrial Average (DJIA) returned 25.34 percent for the year while the NASDAQ Composite Index posted the strongest gains of the three with a return of 36.69 percent.

All four quarters generated positive returns led by a 13.65 percent gain for the S&P 500® in the first quarter. Returns were positive in 10 months, with only May and August recording modest reversals; the strongest monthly returns were posted in January and June (8.01 percent and 7.05 percent, respectively). All 11 sectors comprising the S&P 500® recorded positive returns, led by information technology with a return of 50.33 percent. Energy trailed by a significant margin and posted the lowest return among the sectors, 11.87 percent.

A stable economy—underpinned by unemployment at a 50-year low, muted levels of inflation and better than expected corporate earnings—provided the stock market with the foundation for a strong year. But the factor that ultimately propelled the market to record levels was three interest rate reductions by the Federal Reserve—a reversal of 2018, when the Fed raised short-term rates four times. As well, the Fed indicated after its October rate cut that it would likely remain in a holding pattern for the foreseeable future insofar as rate actions are concerned.

For certain, 2019 was not without questions and concerns, the chief one being the trade/ tariff dispute between the U.S. and China. Markets rose or fell depending on the tenor of pronouncements from Washington and Beijing. But in the fourth quarter, the administration began touting an imminent “Phase One” agreement with China that would provide relief to farmers and some companies. Investors concluded that their worst tariff concerns would not likely materialize, despite a worrisome decline in manufacturing activity in the U.S. Although messy, Brexit, too, began to show progress toward a resolution in early 2020 although the potential for tariffs negatively impacting U.S.-Europe trade lingered. As the year progressed, bond markets stabilized and the yield curve steepened on optimism that the U.S. economy would not slow. Indeed, around the world there was a growing feeling that economic growth may rebound from recent anemic levels.

Liberty All-Star® Equity Fund

For the fourth quarter, Liberty All-Star Equity Fund returned 8.72 percent with shares valued at net asset value (NAV) with dividends reinvested and 8.50 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) This compares favorably to the Lipper Large-Cap Core Mutual Fund Average return of 8.53 percent.

For the full year, the Fund produced strong returns on both an absolute and relative basis. For the year, the Fund returned 30.07 percent with shares valued at NAV with dividends reinvested and 39.72 percent with shares valued at market price with dividends reinvested. The return on Fund shares valued at NAV and valued by market price both exceeded that of the Lipper benchmark, which returned 29.36 percent for the year. The market price return on Fund shares (with dividends reinvested) topped the return of the three benchmarks mentioned earlier—the S&P 500®, the DJIA and the NASDAQ Composite. Growth style investing—as measured by the Russell 1000® indices—continued to produce better relative returns than value style stocks over the course of the year. The Russell 1000® Growth Index returned 36.39 percent for 2019 while its value counterpart returned 26.54 percent.

Annual Report | December 31, 2019	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

The discount at which Fund shares trade relative to their underlying NAV narrowed in both the fourth quarter and the year. For the year, the discount ranged from -0.5 percent to -10.2 percent compared with a range of -2.3 percent to -12.1 percent in 2018. For the fourth quarter the discount was in a range of -0.5 percent to -2.5 percent versus -1.7 percent to -4.6 percent in the third quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.17 per share in the fourth quarter ($0.66 for 2019). The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $27.55 per share for a total of more than $3.0 billion since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Once again in this annual report, we are pleased to be able to call on the Fund’s five investment managers for analysis of the current investment environment as well insights into their thinking and strategy going forward. We invite shareholders to read their comments in our annual Manager Roundtable beginning on page 12.

We are gratified with the Fund’s fine performance in 2019, but even more so with the Fund’s results over the long term. Not only has the Fund’s market price return over the past three- and five-year periods outperformed both the Lipper average and the S&P 500®, the same is true for the past 10 and 20 years—a clear measure of consistency over an extended period of time. We believe this underscores the strength of the Fund’s multi-manager structure, but also our role at ALPS as the Fund’s Advisor. Our mission is implementing our philosophy and process and, in doing so, selecting and monitoring the Fund’s five managers. As appropriate, this includes replacing a manager—an action we have taken 18 times since the Fund’s inception—in order to build and maintain the Fund’s long-term performance. Results confirm the soundness of our approach, and we are committed to diligently executing it in the future.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer
Liberty All-Star® Equity Fund

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDED DECEMBER 31, 2019

FUND STATISTICS:

Net Asset Value (NAV)	$ 6.90
Market Price	$ 6.77
Discount	-1.9%

	Quarter	2019
Distributions*	$0.17	$0.66
Market Price Trading Range	$6.14 to $6.80	$5.28 to $6.80
Discount Range	-0.5% to -2.5%	-0.5% to -10.2%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	8.72%	30.07%
Shares Valued at Market Price with Dividends Reinvested	8.50%	39.72%
Dow Jones Industrial Average	6.67%	25.34%
Lipper Large-Cap Core Mutual Fund Average	8.53%	29.36%
NASDAQ Composite Index	12.47%	36.69%
S&P 500® Index	9.07%	31.49%

*	All 2019 distributions consist of ordinary dividends, long-term capital gains and return of capital. A breakdown of each 2019 distribution for federal income tax purposes can be found in the table on page 44.

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Annual Report | December 31, 2019	3

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
AND DISTRIBUTIONS
PERIODS ENDED DECEMBER 31, 2019	3 YEARS	5 YEARS	10 YEARS	20 YEARS

LIBERTY ALL-STAR® EQUITY FUND

Distributions	$1.90	$2.89	$4.60	$13.38
Shares Valued at NAV with Dividends Reinvested	15.31%	10.62%	11.73%	6.22%
Shares Valued at Market Price with Dividends Reinvested	21.35%	13.20%	13.64%	7.39%
Dow Jones Industrial Average	15.73%	12.59%	13.40%	7.18%
Lipper Large-Cap Core Mutual Fund Average	13.88%	10.20%	12.08%	5.80%
NASDAQ Composite Index	19.86%	14.93%	16.05%	4.95%
S&P 500® Index	15.27%	11.70%	13.56%	6.06%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offerings were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 58.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

Annual Report | December 31, 2019	5

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

6	www.all-starfunds.com

Liberty all-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG

THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES
ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

	INVESTMENT STYLE SPECTRUM
PORTFOLIO CHARACTERISTICS	VALUE				GROWTH
AS OF DECEMBER 31, 2019
	Pzena	Macquarie	Aristotle	Sustainable	TCW	Total Fund	S&P 500® Index
Number of Holdings	38	33	43	30	32	148*	505
Percent of Holdings in Top 10	39%	33%	36%	43%	52%	19%	23%
Weighted Average Market Capitalization (billions)	$66	$104	$140	$243	$237	$157	$292
Average Five-Year Earnings Per Share Growth	4%	7%	15%	16%	29%	14%	11%
Dividend Yield	2.4%	2.6%	1.6%	0.8%	0.5%	1.6%	1.9%
Price/Earnings Ratio**	15x	19x	18x	35x	43x	23x	23x
Price/Book Value Ratio	1.3x	2.3x	2.6x	7.8x	7.9x	2.7x	3.6x

* Certain holdings are held by more than one manager.

** Excludes negative earnings.

Annual Report | December 31, 2019	7

Liberty All-Star® Equity Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2019. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $56,350 (including the December 31, 2019 value of the original investment of $11,283 plus distributions during the period of $43,950 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $271,325.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $433,808 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $49,966.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions and Rights Offerings

(Unaudited)

		RIGHTS OFFERINGS
			SHARES
			NEEDED TO
	PER		PURCHASE ONE
	SHARE	MONTH	ADDITIONAL	SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	SHARE	PRICE	TAX CREDITS[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
Total	$27.55

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

Annual Report | December 31, 2019	9

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter and Distribution Policy

December 31, 2019 (Unaudited)

The following are the major ($4 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2019.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/19

PURCHASES
Gildan Activewear, Inc.	167,372	251,536
Ulta Beauty, Inc.	22,977	43,748

SALES
Banco Bilbao Vizcaya Argentaria SA	(810,000)	0
Lowe’s Cos., Inc.	(47,577)	75,400

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings and Economic Sectors

December 31, 2019 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Adobe, Inc.	2.18%
Visa, Inc.	2.11
PayPal Holdings, Inc.	2.10
Amazon.com, Inc.	2.09
Alphabet, Inc.	1.90
Microsoft Corp.	1.85
Halliburton Co.	1.81
salesforce.com, Inc.	1.74
Facebook, Inc.	1.59
Abbott Laboratories	1.39
Danaher Corp.	1.38
Capital One Financial Corp.	1.37
Mondelez International, Inc.	1.34
Bank of America Corp.	1.29
Equinix, Inc.	1.27
American International Group, Inc.	1.25
Amgen, Inc.	1.13
American Tower Corp.	1.05
Home Depot, Inc.	0.99
ServiceNow, Inc.	0.94
30.77%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	21.03%
Financials	16.28
Health Care	15.18
Consumer Discretionary	12.47
Industrials	8.75
Energy	6.71
Communication Services	5.79
Consumer Staples	5.39
Real Estate	3.52
Materials	2.90
Utilities	0.89
Other Net Assets	1.09
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2019	11

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

After a strong 2019, perspectives from the Fund’s investment managers make it clear that consistent adherence to their style, strategy and investment process are essential to navigating in ever-changing investment environments.

Liberty All-Star Equity Fund’s five investment managers represent long experience, deep knowledge, a proven track record and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. Thus, once again, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each, and their respective styles and strategies are:

ARISTOTLE CAPITAL MANAGEMENT, LLC

Portfolio Manager/Howard Gleicher, CFA

CEO and Chief Investment Officer

Investment Style/Value – Aristotle seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where catalysts exist that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up research-driven process and invests with a long-term perspective.

MACQUARIE INVESTMENT MANAGEMENT

Portfolio Manager/Nik Lalvani, CFA

Senior Portfolio Manager, Team Leader

Investment Style/Value – Macquarie uses a research-intensive approach to identify companies it believes are undervalued as indicated by multiple factors, including the earnings and cash flow potential or the assets of the company. Macquarie seeks to buy companies at times of excessive pessimism and sell at times of undue optimism.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Benjamin S. Silver, CFA, CPA

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Kishore D. Rao

Principal and Portfolio Manager

Investment Style/Growth—Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Group Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

From the perspective of your style and strategy, where do you see the best opportunities in 2020 and where might you be inclined to hedge your bets? Ben Silver, let’s ask you to start off for the value managers.

“Cyclical stocks have represented fertile hunting ground from a value perspective, with some high-quality franchises trading at depressed valuations.”

—Benjamin Silver
(Pzena – Value)

Silver (Pzena – Value): Shunned by growth-focused investors and those seeking safety in a climate of heightened uncertainty, cyclical stocks have represented fertile hunting ground from a value perspective, with some high-quality franchises trading at depressed valuations. Oilfield services represents one of the most attractively valued industries in today’s markets. Capital spending in the oil industry has been depressed following the fall in oil prices in 2014, resulting in oil service company revenues 60-70 percent below the peak levels of five years ago. We believe that the decline in oil reserves will eventually result in greater spending to find and develop new fields, benefitting these businesses. We continue to find good values in financials, autos, advertising and selected industrial businesses, whereas bond proxies, e.g., utilities and real estate investment trusts (REITs), have offered few value opportunities.

Thanks. Nik Lalvani and Howard Gleicher, let’s stay with the value managers and ask for your thoughts.

Lalvani (Macquarie – Value): Our view of the economy and stock market continues to be somewhat cautious. Economic growth is likely to remain modest, in our view, and valuations appear full. In 2019, multiple expansion alone—in the absence of earnings growth—has led to remarkable returns and new market highs. This doesn’t seem sustainable and it feels like we are late in what is now a record-long economic expansion.

“We’re seeing attractive opportunities in health care … this sector has delivered on earnings with only modest multiple expansion.”

—Nik Lalvani
(Macquarie – Value)

We’re seeing attractive opportunities in the health care sector. Where the U.S. stock market has seen multiple expansion with no earnings growth this year, this sector has delivered on earnings with only modest multiple expansion. We also like health care for its natural defensiveness and generally strong balance sheet and cash flow characteristics. Additionally, we are looking at opportunities across other defensive sectors and some cyclical sectors, focusing on what we see as higher quality businesses trading at discounted valuations.

Gleicher (Aristotle – Value): We have long said that we do not trade stocks, we invest in companies. Our philosophy requires a process employing detailed company analyses. That is, as we scour the world for investment opportunities, we seek hidden values one at a time and add them to the portfolio if deemed optimal. While we focus on businesses that span different industries and sectors, sometimes a theme may develop.

At present we are invested in fewer consumer package goods companies than in years past. Conversely, today we are invested in more banking businesses than in prior periods. These investments are not a reflection of our view on the macroeconomic environment, e.g., consumer spending or the slope of the yield curve, but rather the result of our, oftentimes painstakingly slow, work on each individual business.

Annual Report | December 31, 2019	13

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Craig Blum and Kishore Rao, what are the growth style managers’ insights as you look ahead?

“Our approach is extremely targeted as we are interested in owning only companies with strong business models and growing end markets.”

—Craig Blum
(TCW – Growth)

Blum (TCW – Growth): As active stock pickers managing a concentrated portfolio, we do not purchase stocks based on the attractiveness of a particular sector vis-à-vis the broader market and we do not “hedge our bets.” Our approach is extremely targeted as we are interested in owning only companies with strong business models and growing end markets. Often these companies benefit from long-wave secular trends and many exhibit a degree of idiosyncratic growth, which we find particularly attractive given the current stage of the business cycle. In last year’s roundtable we predicted market leadership might come from the information technology sector given the multi-year secular trends we are witnessing, including but not limited to ubiquitous connectivity, 5G, digital transformation, AI and online advertising migration. Despite the strong performance of our information technology holdings in 2019, we believe many of these companies are still in the early innings of their long-term growth trajectories.

“We seek quality companies with superior pricing power, recurring revenues, long runways of growth, strong cash flow and management interests aligned with shareholders.”

—Kishore Rao
(Sustainable – Growth)

Rao (Sustainable – Growth): We do not focus our work on evaluating sectors or industries other than in the normal course of understanding the ecosystems our companies operate in. Rather, our focus is on individual businesses where we seek quality companies with superior pricing power, recurring revenues, long runways of growth, strong cash flow generation and financial characteristics, and a management team whose interests are well aligned with shareholders. We see attractive opportunities in several areas of the market ranging from health care and consumer staples to information technology, consumer discretionary and communication services. At the same time, there are areas of the market that fail to meet our business quality and growth criteria. Generally, you will not see our portfolios heavily invested in the more cyclical industrials, energy or materials sectors due to our preference for more predictable and recurring revenue streams. Likewise, we tend not to invest in utilities or real estate, which normally fail to offer the above-average growth or business quality that we seek.

Thanks to all. With your responses to our opening question as background, let’s get more specific and ask you to share two examples of stocks in the portfolio—whether new or longtime holdings—that serve as specific examples to illustrate your thinking. We’ll stay with the growth managers and ask Kishore to begin.

Rao (Sustainable – Growth): While there are areas where we tend not to invest, as just noted, we do not automatically rule out stocks in these areas and periodically we find attractive opportunities that make their way into SGA’s portfolios. A great example is Equinix (EQIX), which is technically a REIT but is also a leading global data center provider that interconnects and co-places strategic clients such that they are bound to its data centers for low latency, reduced traffic transit costs and/or high bandwidth services. The creation of ecosystems in multiple industries and verticals helps the company maintain significant pricing power relative to its competitors. Likewise, in the materials sector we’re invested in Linde (LIN), the largest industrial gas company in the world, which continues to benefit from synergies resulting from its combination with Praxair. The company’s strong logistics infrastructure, willingness to co-locate operations close to customers and long-term contracts benefit its pricing power and recurring revenue streams. It also offers long runways of growth via further expansion into emerging markets.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Blum (TCW – Growth): We have owned shares of American Tower (AMT) for over a decade. As a leading global independent owner, operator and developer of wireless and broadcast infrastructure, principally cell towers, AMT is benefiting from the explosion in mobile data traffic and the rollout of 5G mobile networks. According to Gartner, mobile data traffic is expected to increase nearly 8x by 2024, at which point 5G networks will carry more data than the combined traffic of 4G, 3G and 2G networks today. AMT’s towers with multiple tenants allow for high incremental margins while long-term contracts—five to 10 years with annual price escalators—provide a high degree of revenue visibility.

The Trade Desk (TTD), which we purchased in 2019, is a demand-side platform used by agencies and brands to plan, execute and measure digital advertising campaign buys outside of “walled gardens” like Google and Facebook. Advertising is a $750 billion industry today that is expected to reach $1 trillion in the next decade. TTD’s platform is independent, as opposed to Google’s DoubleClick, and self-serve with superior bidding algorithms and more performance transparency than others. The company continues to invest in future growth areas, such as Connected TV, and we believe TTD may benefit from increased advertising spending related to the 2020 election. Importantly, the company has not had to choose between growth and profitability, as it is currently running at about 40 percent-plus revenue growth with a 30 percent-plus EBITDA margin, putting the company in rare air.

Let’s have the value managers do the same and ask Howard to lead-off.

Gleicher (Aristotle – Value): “Quality – Value – Catalyst” is at the heart of our approach. We identify what we perceive to be quality businesses where others may not recognize their value and where catalysts exist to propel the companies forward. With that as background we are pleased to share two companies currently in the portfolio.

“We identify quality businesses where others may not recognize their value and where catalysts exist to propel the companies forward.”

—Howard Gleicher
(Aristotle – Value)

We have a long history with East West Bancorp (EWBC), having previously invested in the company. Our current “vintage” of East West began in 2017. We have always admired EWBC as what we believe to be a unique bank in an otherwise homogeneous U.S. banking system. Headquartered in Pasadena, California, East West is the leading bank serving the Asian community in the U.S. and one of few U.S. banks with a full banking license in China. The current U.S.-China trade dispute has pressured East West’s stock price even while business fundamentals remain quite healthy, resulting in what we believe to be a rather attractive valuation of less than 10x price-to-normalized earnings. One of the many catalysts we identified for East West is persistent market share gains, particularly in markets outside of California, including Texas and the Southeast and Northeast regions of the U.S.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

After following the company for years, we added Tyson Foods (TSN) to the portfolio in 2019. With over $40 billion in annual sales, Tyson is one of the world’s largest food companies and a recognized leader in protein. We believe Tyson is unique within the packaged food industry in its ability to “brand” previously commoditized categories. Although the prepared foods segment, including acquisitions, now makes up more than one-third of earnings and perhaps half of the company’s intrinsic value, others still seem to view this company as a pure commodity player while expressing enthusiasm for other protein producers such as Beyond Meat. Today, Tyson carries a price-to-sales ratio of less than 1x while currently loss-making Beyond Meat commands a generous price-to-sales ratio of over 15x. Catalysts are numerous including: further success branding previously commodity categories, particularly chicken, resulting in higher and more stable margins and penetration of value-added pricing over the more commodity-like practices of the past, to name just two.

Thanks. Nik and Ben?

Lalvani (Macquarie – Value): CVS Health Corporation (CVS) combines retail pharmacy, pharmacy benefit management and health insurance operations. We believe its shares offer a compelling value opportunity. The stock trades at just under half the S&P 500® price/earnings multiple. CVS generates $4 billion in annual free cash flow and its near-term focus is on paying down debt. Once it achieves its targeted leverage ratio, it expects to resume share buybacks. CVS’s growth prospects are attractive, in our view, and the shares offer a dividend yield of 2.7 percent.

Broadcom Inc. (AVGO), a leading developer of semiconductors, was added to the strategy in early 2019. We view Broadcom as having an attractive valuation and solid cash-flow characteristics. It tends to have less exposure to economically cyclical areas versus its peers, and about half of Broadcom’s business is tied to the theme of increasing data usage. The company recently raised its dividend by 23 percent and now has an indicated yield of approximately 4.0 percent.

Silver (Pzena – Value): A recent addition to the portfolio is National Oilwell Varco (NOV), a leading global provider of capital equipment for oil and gas exploration and production, or “E&P.” The investment opportunity arose as the last boom in E&P capital spending collapsed in 2014 on the back of a precipitous decline in oil prices. Amid this challenging environment, NOV management brought the company to breakeven profitability through rationalizing its operational footprint and making painstaking efforts to right-size its business. We believe the company’s path to earnings normalization will continue through self-help initiatives that can accelerate margin recovery as conditions improve from a cyclical trough.

Capital One Financial Corporation (COF) is another example. Capital One, which specializes in credit cards, auto loans and other banking services, has a well-established history of profitable credit underwriting that has carried it successfully through difficult credit cycles. Today the company’s stock has become unusually cheap as investors fear we may be entering a period of deteriorating credit quality and rising delinquencies, particularly in subprime auto loans. We feel the company’s low valuation of about 1x price-to-tangible book value already prices in these uncertainties and does not reflect the long-term value of Capital One’s leading franchise and demonstrated history of navigating these cycles.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Now, to switch gears and look back, we could say 2019 was another year when growth stocks outperformed value stocks. So, let’s ask the growth and value managers slightly different questions about this long-term trend. Growth managers: What factors have kept growth stocks in the lead for such an extended period of time. Do you expect this environment to prevail going forward? What factors could potentially lead to a shift in favor of value stocks or, at the least, level the playing field? Start us off, please, Craig.

Blum (TCW – Growth): The multi-year outperformance of growth stocks versus value stocks this cycle has been well-chronicled with many investors wondering when this phenomenon will revert. September 2019 marked an interesting reversal with value outperforming growth as lower quality factors such as financial leverage, high cyclicality and low returns on capital were rewarded by the market in the third quarter. While higher quality factors—which is our bailiwick—resumed their performance in 4Q19, the question remains whether growth stocks have seen their best days. Rather than try to predict which “style” will outperform, our focus is on Total Addressable Market, or TAM, and Business Model Advantage, or BMA. Growth is simply a byproduct of our emphasis on large TAMs and superior business models, and historically we have correlated with growth simply because when we get TAM and business model right, the company tends to experience high and/or accelerating growth versus a given benchmark. It is our view that the companies we own with BMA and expanding TAMs should outperform slower-growth, capital intensive cyclicals that constitute much of the value benchmark over a cycle, but there will surely be shorter-term periods where these value stocks will outperform.

Rao (Sustainable – Growth): Muted and uneven economic growth following the great financial crisis combined with low interest rates led to an environment where companies offering above-average earnings growth looked more attractive to investors. Low interest rates set the stage for significant multiple expansion and a narrow group of growth stocks to generate significant returns relative to other growth businesses, creating meaningful valuation differences. While growth has been in favor as a style, it has been highly bifurcated with little emphasis on the underlying quality of the growth businesses or the valuation of the growth streams. This has created attractive opportunities in other less popular growth businesses. We took advantage of this by owning large positions in Autodesk (ADSK), Ecolab (ECL), Equinix (EQIX) and FleetCor Technologies (FLT) among others. In the last year, profit growth expectations declined precipitously over global growth concerns given the U.S.-China trade war, Brexit, the potential for rising interest rates and weakness in Europe. Recent positive events relative to trade, Brexit, strong U.S. employment and the likelihood of more monetary and fiscal stimulus globally have made investors more optimistic about profit growth, leading to strength in more economically sensitive businesses. While this could provide a boost to value stocks in the short term as market expectations recalibrate, over our three- to five-year time horizon we continue to expect rising market volatility and slow to moderate growth to keep companies with above-average growth attractive.

Let’s turn now to the value managers and ask if there is a catalyst with the potential to generate a rotation favoring value over growth? Do value stocks reflect a structural change that has taken place over the last decade-plus, i.e., at one time many value stocks represented tangible assets—plant and equipment, for instance—whereas today’s assets may be more intangible, like goodwill, for example? Ben, your thoughts?

Annual Report | December 31, 2019	17

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Silver (Pzena – Value): Investors’ preference for high growth disrupters and low volatility bond proxies has driven valuation dispersion between the cheapest and most expensive stocks to near record levels. We believe economic and geopolitical uncertainties and falling interest rates have been major contributors to what has gotten us to this point. Improved sentiment around these uncertainties, a leveling off of interest rates and investors’ new-found skepticism about highly-valued but money-losing “unicorns” should help set the stage for a value resurgence.

Our definition of value has always been based on a company’s current valuation compared to its long-term normalized earnings potential, regardless of whether those earnings are derived from hard assets, i.e., plant and equipment, or intangibles such as R&D and goodwill. Our adherence to this philosophy, as opposed to a traditional value approach based on price-to-book ratio, has enabled our strategy to evolve with the times and include “asset-lite” business models in our investment process as they become more prevalent in the U.S. economy.

Howard and Nik, round it out for the value managers, please.

Gleicher (Aristotle – Value): The observation regarding tangible and intangible assets is an excellent one.

Value can mean different things to different people. At Aristotle Capital, value means buying something at a discount to what we believe to be its intrinsic value. For others, value means “statistically cheap.” In fact, the Russell 1000® Value Index utilizes just one metric to determine if a company is “value” and that is price-to-book ratio. Strangely, in our view, some of the most important drivers of intrinsic value are ignored: business model, management, capital structure, return on invested capital, cost of capital and free cash flow to name a few. How can one know the intrinsic value of a business without understanding these items? Would readers purchase a home solely based on price without regard for the location, required down payment, mortgage rate and cash carry costs?

Value metrics such as the price-to-book ratio can be highly informative in evaluating intrinsic value for a company that derives a significant portion of said value from tangible assets such as property, plant and equipment (PP&E) and manufacturing businesses. These types of items are less relevant in other businesses, so it is imperative investors understand what the drivers of intrinsic value are for each individual business. As the economy has evolved, businesses have evolved. U.S. GDP is now 75 percent services. Manufacturing is half of what it was decades ago. In our view, services are, generally speaking, steadier, more predictable businesses with strong cash flows and good returns. Services businesses also tend to have fewer tangible assets, resulting in a less relevant, and higher, price/book ratio, which in turn may remove it from value indices. Despite significant evolution in global economies, “statistically cheap” focused investors may have not followed—yet, I would add parenthetically.

Lalvani (Macquarie – Value): The current environment of slow growth, low interest rates and muted inflation remains conducive to a growth-led market, in our view. Some form of disruption, such as a meaningful economic or market downturn, could serve as a potential catalyst for value stocks, which tend to outperform in the rebound phase following these types of events. This was evident following the downturns in the early 1990s, the early 2000s and again after the global financial crisis. We tend to take a broad view of what can constitute a value stock. It’s because of our process, whereby we maintain exposure across all economic sectors. Yes, the nature of corporate assets has shifted with intangibles making up a larger and larger share. That said, we define value opportunities as those where the market is overly discounting a company’s long-term earnings power, cash flow generation and/or asset value.

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Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

With very few exceptions—other than the U.S-China tariff dispute and Brexit, although both look somewhat less daunting after recent events—perceptions of risk seem to have diminished and investor sentiment has become much more positive as the rally that paused in August continued into year-end 2019. What risks do you see on the horizon that concern you or, at the least, warrant closer monitoring? Kishore, lead off for the growth managers, please.

Rao (Sustainable – Growth): While the businesses we invest in, by their nature have unique growth opportunities that should be less susceptible to more macroeconomic or geopolitical market concerns, an environment where there is greater government regulation and taxation would be negative for U.S. economic growth and stocks in general. With the upcoming presidential elections, flaring Middle East tensions, the implementation of Brexit and ongoing trade negotiations there will be significant posturing and rhetoric that will affect market sentiment, growth expectations and specific industries. While our companies will likely be in a better position to deal with change, they would likely nonetheless be affected to some degree. We will monitor key issues and rhetoric and evaluate the potential impacts on our Qualified Company List and portfolio businesses. At the same time, short-term emotional fluctuations in investor outlooks can create opportunity and we will be looking for opportunities to upgrade the forecast growth and business quality of our holdings.

Craig, what is TCW watching?

Blum (TCW – Growth): While investors currently appear more sanguine compared to a year ago, we note that individual investors have been a net seller of stocks since the dawn of the current bull market over 10 years ago. If investors are so bullish, why do flows continue to pile into bond funds? Contrarily, we find this quite constructive for the possibility that the longest bull market on record could go extra innings. But as usual, we have no shortage of concerns beyond China and Brexit. To name a few, we worry about the immense amount of debt created since the great recession, a previously inverted yield curve, negative interest rates, weak global data coming from the purchasing manager indices (PMIs), the increasingly hostile political discourse in the U.S., increased tensions with Iran and the fact that financial repression via quantitative easing has widened the wealth gap.

Let’s turn to the value managers to wrap it up on this final question. Nik, start us off, please.

Lalvani (Macquarie – Value): We agree that perceptions of risk appear to have diminished. One concern of ours is valuation risk. The broad market S&P 500® Index delivered a 31 percent total return in 2019, driven almost entirely by multiple expansion, as corporate earnings are expected to be flat to down for the year. From these levels, we think it’s reasonable to expect lower annualized returns over our five-year investment horizon. Another concern is high and rising debt levels. This is a global problem, for the most part. Global debt is near record levels in both absolute terms and as a percentage of global GDP. High debt has the potential to crowd out future investment and curtail economic growth. We think a slower growth environment has the potential to constrain future equity market returns. Near term, we think geopolitical risks warrant closer monitoring as does the U.S. general election and its implications for regulatory, tax and trade policies.

Annual Report | December 31, 2019	19

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Howard and Ben, what are you monitoring?

Gleicher (Aristotle – Value): There truly is always something to consider in economics, financial markets and investments. But what is important to consider is whether current headlines are analyzable, truly differentiated and meaningful for long-term investors, or merely interesting conversation topics. Our work at Aristotle Capital is focused on individual companies. Where broader issues are relevant, we take a long-term view, attempting to minimize the distractions of what may be on others’ minds. Of course, with individual businesses as well, there is always something.

In recent years several of our holdings have benefited from the shift toward a subscription business model. While we admire many attributes of the subscription business model, we are cognizant of the fact that these business models have yet to be fully tested in a downturn.

Silver (Pzena – Value): Geopolitical events, a resurgence in fear of a global recession and lower interest rates are some of the larger risks that we would highlight. That said, it is investors’ over-reaction to these risks that creates long-term opportunity. Our focus is on the quality of a business franchise and self-help steps management can take—like cost-cutting and integrating new technologies—to adapt to the environment to make it through these challenges. A company’s operational and financial flexibility is another key attribute. While we’ve seen a recent shift in sentiment propel both the equity markets and our portfolio, we believe it signifies the very early stages of a long-overdue narrowing of valuation spreads and the opportunity for value remains robust.

Many thanks to all for sharing your valuable insights into market dynamics past, present and future. The investment environment in 2020 should make for an exceptionally interesting year and we look forward to our next exchange a year hence.

20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (98.90%)
COMMUNICATION SERVICES (5.79%)
Diversified Telecommunication Services (1.22%)
AT&T, Inc.	229,300	$8,961,044
Verizon Communications, Inc.	141,100	8,663,540
		17,624,584
Interactive Media & Services (3.84%)
Alphabet, Inc., Class C(a)	20,470	27,368,799
Facebook, Inc., Class A(a)	111,626	22,911,237
Twitter, Inc.(a)	155,000	4,967,750
		55,247,786
Media (0.73%)
Interpublic Group of Cos., Inc.	329,201	7,604,543
Omnicom Group, Inc.	35,326	2,862,112
		10,466,655
CONSUMER DISCRETIONARY (12.46%)
Auto Components (0.75%)
Lear Corp.	79,050	10,845,660

Automobiles (0.53%)
Ford Motor Co.	822,817	7,652,198

Hotels, Restaurants & Leisure (0.88%)
Yum! Brands, Inc.	126,362	12,728,444

Household Durables (2.20%)
Lennar Corp., Class A	117,000	6,527,430
Lennar Corp., Class B	2,500	111,750
Mohawk Industries, Inc.(a)	55,744	7,602,367
Newell Brands, Inc.	494,422	9,502,791
Sony Corp.(b)	117,000	7,956,000
		31,700,338
Internet & Direct Marketing Retail (2.68%)
Amazon.com, Inc.(a)	16,295	30,110,553
Booking Holdings, Inc.(a)	4,125	8,471,636
		38,582,189
Multiline Retail (0.52%)
Dollar Tree, Inc.(a)	79,000	7,429,950

Specialty Retail (2.98%)
Home Depot, Inc.	65,580	14,321,360
Lowe's Cos., Inc.	75,400	9,029,904
TJX Cos., Inc.	140,093	8,554,079

See Notes to Financial Statements.

Annual Report | December 31, 2019	21

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Ulta Beauty, Inc.(a)	43,748	$11,074,369
		42,979,712
Textiles, Apparel & Luxury Goods (1.92%)
Gildan Activewear, Inc.	251,536	7,427,858
NIKE, Inc., Class B	107,951	10,936,516
PVH Corp.	87,930	9,245,839
		27,610,213
CONSUMER STAPLES (5.39%)
Beverages (0.74%)
Coca-Cola Co.	142,000	7,859,700
Monster Beverage Corp.(a)	44,909	2,853,967
		10,713,667
Food & Staples Retailing (0.81%)
Costco Wholesale Corp.	24,466	7,191,047
Walgreens Boots Alliance, Inc.	77,000	4,539,920
		11,730,967
Food Products (3.07%)
Archer-Daniels-Midland Co.	180,700	8,375,445
Conagra Brands, Inc.	266,514	9,125,439
Mondelez International, Inc., Class A	350,319	19,295,571
Tyson Foods, Inc., Class A	81,000	7,374,240
		44,170,695
Personal Products (0.77%)
Estee Lauder Cos., Inc., Class A	24,251	5,008,801
Unilever NV	105,000	6,033,300
		11,042,101
ENERGY (6.71%)
Energy Equipment & Services (3.11%)
Baker Hughes Co.	286,192	7,335,101
Halliburton Co.	1,066,403	26,094,881
National Oilwell Varco, Inc.	452,139	11,326,082
		44,756,064
Oil, Gas & Consumable Fuels (3.60%)
Cabot Oil & Gas Corp.	359,000	6,250,190
Cenovus Energy, Inc.	528,447	5,363,737
ConocoPhillips	128,900	8,382,367
Marathon Oil Corp.	588,210	7,987,892
Occidental Petroleum Corp.	187,700	7,735,117
Phillips 66	70,000	7,798,700
Pioneer Natural Resources Co.	25,500	3,859,935

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE

COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(b)	77,126	$4,548,892
		51,926,830
FINANCIALS (16.28%)
Banks (5.89%)
Bank of America Corp.	526,486	18,542,837
BOK Financial Corp.	42,000	3,670,800
Citigroup, Inc.	161,935	12,936,987
Commerce Bancshares, Inc.	70,875	4,815,248
Cullen/Frost Bankers, Inc.	38,000	3,715,640
East West Bancorp, Inc.	94,300	4,592,410
JPMorgan Chase & Co.	93,488	13,032,227
Mitsubishi UFJ Financial Group, Inc.(b)	650,000	3,529,500
Truist Financial Corp.	159,300	8,971,776
Wells Fargo & Co.	206,430	11,105,934
		84,913,359
Capital Markets (3.70%)
Ameriprise Financial, Inc.	48,500	8,079,130
Bank of New York Mellon Corp.	160,400	8,072,932
Charles Schwab Corp.	125,500	5,968,780
Goldman Sachs Group, Inc.	31,782	7,307,635
KKR & Co., Inc., Class A	169,926	4,956,741
Morgan Stanley	177,414	9,069,404
S&P Global, Inc.	20,800	5,679,440
UBS Group AG	325,600	4,096,048
		53,230,110
Consumer Finance (1.37%)
Capital One Financial Corp.	192,039	19,762,733

Diversified Financial Services (0.98%)
AXA Equitable Holdings, Inc.	331,351	8,210,878
Voya Financial, Inc.	97,006	5,915,426
		14,126,304
Insurance (4.34%)
Allstate Corp.	82,200	9,243,390
American International Group, Inc.	351,890	18,062,514
Axis Capital Holdings, Ltd.	89,225	5,303,534
Chubb, Ltd.	78,333	12,193,315
Marsh & McLennan Cos., Inc.	82,600	9,202,466
MetLife, Inc.	166,053	8,463,721
		62,468,940

See Notes to Financial Statements.

Annual Report | December 31, 2019	23

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
HEALTH CARE (15.18%)
Biotechnology (2.08%)
Alexion Pharmaceuticals, Inc.(a)	25,400	$2,747,010
Amgen, Inc.	67,530	16,279,457
BioMarin Pharmaceutical, Inc.(a)	45,300	3,830,115
Regeneron Pharmaceuticals, Inc.(a)	18,813	7,063,905
		29,920,487
Health Care Equipment & Supplies (5.10%)
Abbott Laboratories	230,817	20,048,765
Alcon, Inc.(a)	94,313	5,335,286
Align Technology, Inc.(a)	23,749	6,626,921
Becton Dickinson and Co.	31,241	8,496,615
Boston Scientific Corp.(a)	113,000	5,109,860
Danaher Corp.	129,680	19,903,286
Medtronic PLC	70,000	7,941,500
		73,462,233
Health Care Providers & Services (3.56%)
Cardinal Health, Inc.	248,647	12,576,565
Cigna Corp.	46,457	9,499,992
CVS Health Corp.	126,900	9,427,401
McKesson Corp.	52,029	7,196,651
UnitedHealth Group, Inc.	42,916	12,616,446
		51,317,055
Life Sciences Tools & Services (0.92%)
Illumina, Inc.(a)	39,933	13,247,374

Pharmaceuticals (3.52%)
Johnson & Johnson	59,300	8,650,091
Merck & Co., Inc.	99,900	9,085,905
Mylan NV(a)	205,038	4,121,264
Novartis AG(b)	68,000	6,438,920
Novo Nordisk A/S(b)	98,018	5,673,282
Pfizer, Inc.	191,300	7,495,134
Zoetis, Inc.	69,800	9,238,030
		50,702,626
INDUSTRIALS (8.75%)
Aerospace & Defense (1.59%)
General Dynamics Corp.	34,000	5,995,900
Northrop Grumman Corp.	23,400	8,048,898
Raytheon Co.	40,300	8,855,522
		22,900,320

See Notes to Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Building Products (1.03%)
Allegion PLC	68,500	$8,530,990
Johnson Controls International PLC	156,000	6,350,760
		14,881,750
Commercial Services & Supplies (0.96%)
Waste Connections, Inc.	61,000	5,538,190
Waste Management, Inc.	72,300	8,239,308
		13,777,498
Industrial Conglomerates (0.92%)
General Electric Co.	1,178,708	13,154,381

Machinery (2.78%)
Oshkosh Corp.	90,500	8,565,825
Parker-Hannifin Corp.	37,000	7,615,340
Stanley Black & Decker, Inc.	51,049	8,460,861
Wabtec Corp.	121,364	9,442,119
Xylem, Inc.	75,500	5,948,645
		40,032,790
Professional Services (1.47%)
IHS Markit, Ltd.(a)	165,914	12,501,620
TransUnion	101,800	8,715,098
		21,216,718
INFORMATION TECHNOLOGY (21.03%)
Communications Equipment (0.52%)
Cisco Systems, Inc.	155,600	7,462,576

IT Services (6.47%)
Automatic Data Processing, Inc.	40,599	6,922,130
Cognizant Technology Solutions Corp., Class A	119,301	7,399,048
FleetCor Technologies, Inc.(a)	27,877	8,020,770
Mastercard, Inc., Class A	34,255	10,228,200
PayPal Holdings, Inc.(a)	279,704	30,255,582
Visa, Inc., Class A	161,390	30,325,181
		93,150,911
Semiconductors & Semiconductor Equipment (2.67%)
ASML Holding N.V.	14,771	4,371,330
Broadcom Ltd.	27,300	8,627,346
Intel Corp.	146,400	8,762,040
Microchip Technology, Inc.	89,000	9,320,079
NVIDIA Corp.	31,143	7,327,948
		38,408,743

See Notes to Financial Statements.

Annual Report | December 31, 2019	25

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (10.81%)
Adobe, Inc.(a)	95,265	$31,419,351
ANSYS, Inc.(a)	39,000	10,038,990
Autodesk, Inc.(a)	61,485	11,280,038
Intuit, Inc.	36,477	9,554,420
Microsoft Corp.	169,291	26,697,191
Oracle Corp.	182,098	9,647,552
salesforce.com, Inc.(a)	153,923	25,034,037
ServiceNow, Inc.(a)	48,081	13,574,228
Splunk, Inc.(a)	48,900	7,323,753
Trade Desk, Inc., Class A(a)	16,344	4,245,844
Workday, Inc., Class A(a)	42,333	6,961,662
		155,777,066
Technology Hardware, Storage & Peripherals (0.56%)
Hewlett Packard Enterprise Co.	509,076	8,073,945

MATERIALS (2.90%)
Chemicals (2.34%)
Corteva, Inc.	147,559	4,361,844
Ecolab, Inc.	45,110	8,705,779
EI du Pont de Nemours & Co.	113,551	7,289,974
Linde PLC	26,504	5,642,702
PPG Industries, Inc.	57,000	7,608,930
		33,609,229
Construction Materials (0.56%)
Martin Marietta Materials, Inc.	29,000	8,109,560

REAL ESTATE (3.52%)
Equity Real Estate Investment Trusts (REITs) (3.52%)
American Tower Corp.	65,600	15,076,192
Equinix, Inc.	31,357	18,303,081
Equity LifeStyle Properties, Inc.	66,000	4,645,740
Equity Residential	101,600	8,221,472
Sun Communities, Inc.	30,000	4,503,000
		50,749,485
UTILITIES (0.89%)
Electric Utilities (0.89%)
Edison International	170,095	12,826,864

TOTAL COMMON STOCKS
(COST OF $1,089,328,674)		1,424,491,110

See Notes to Financial Statements.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2019

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (2.28%)
MONEY MARKET FUND (2.28%)
State Street Institutional US Government Money Market Fund, 1.531%(c)
(COST OF $32,859,609)	32,859,609	$32,859,609

TOTAL SHORT TERM INVESTMENTS
(COST OF $32,859,609)		32,859,609

TOTAL INVESTMENTS (101.18%)
(COST OF $1,122,188,283)		1,457,350,719

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.18%)		(17,063,837)

NET ASSETS (100.00%)		$1,440,286,882

NET ASSET VALUE PER SHARE
(208,837,577 SHARES OUTSTANDING)		$6.90

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Rate reflects seven-day effective yield on December 31, 2019.

See Notes to Financial Statements.

Annual Report | December 31, 2019	27

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

December 31, 2019

ASSETS:
Investments at market value (Cost $1,122,188,283)	$1,457,350,719
Foreign Currency, at value (Cost $21,127)	21,127
Receivable for investment securities sold	4,909,884
Dividends and interest receivable	1,195,847
Tax reclaim receivable	202,287
Receivable for dividends reinvested	13,461,078
Prepaid and other assets	55,941
TOTAL ASSETS	1,477,196,883

LIABILITIES:
Payable for investments purchased	171,737
Distributions payable to shareholders	35,156,188
Investment advisory fee payable	838,450
Payable for administration, pricing and bookkeeping fees	418,465
Accrued Trustees' fees payable	9,144
Accrued expenses	316,017
TOTAL LIABILITIES	36,910,001
NET ASSETS	$1,440,286,882

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,140,807,566
Total distributable earnings	$299,479,316
NET ASSETS	$1,440,286,882

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	208,837,577
NET ASSET VALUE PER SHARE	$6.90

See Notes to Financial Statements.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Operations

For the Year Ended December 31, 2019

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $225,166)	$22,922,527
Securities lending income	21,642
TOTAL INVESTMENT INCOME	22,944,169

EXPENSES:
Investment advisory fee	9,442,187
Administration fee	2,360,555
Pricing and bookkeeping fees	165,260
Audit fee	50,329
Custodian fee	110,774
Insurance expense	53,024
Legal fees	252,033
NYSE fee	217,041
Shareholder communication expenses	147,346
Transfer agent fees	119,845
Trustees' fees and expenses	266,969
Miscellaneous expenses	48,888
TOTAL EXPENSES	13,234,251
NET INVESTMENT INCOME	9,709,918

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	120,573,288
Net realized gain on foreign currency transactions	785
Net change in unrealized appreciation on investments	211,450,315
Net change in unrealized depreciation on foreign currency transactions	(335)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	332,024,053
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$341,733,971

See Notes to Financial Statements.

Annual Report | December 31, 2019	29

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
FROM OPERATIONS:
Net investment income	$9,709,918	$9,569,061
Net realized gain on investment transactions	120,574,073	100,668,585
Net change in unrealized appreciation/(depreciation) on investments	211,449,980	(168,327,936)
Net Increase/(Decrease) in Net Assets From Operations	341,733,971	(58,090,290)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(130,361,118)	(109,670,517)
Return of capital	(4,161,021)	(23,661,265)
Total Distributions	(134,522,139)	(133,331,782)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	49,999,516	44,719,226
Net increase resulting from Capital Share Transactions	49,999,516	44,719,226

Total Increase/(Decrease) in Net Assets	257,211,348	(146,702,846)

NET ASSETS:
Beginning of period	1,183,075,534	1,329,778,380
End of period	$1,440,286,882	$1,183,075,534

See Notes to Financial Statements.

30	www.all-starfunds.com

Intentionally Left Blank

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(b)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

32	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2019	2018	2017	2016	2015

$5.89	$6.87	$6.13	$6.18	$6.84

0.05	0.05	0.04	0.04	0.04
1.62	(0.35)	1.26	0.39	(0.19)
1.67	(0.30)	1.30	0.43	(0.15)

(0.05)	(0.05)	(0.04)	(0.05)	—
(0.59)	(0.51)	(0.45)	(0.38)	(0.51)
(0.02)	(0.12)	(0.07)	(0.05)	—
(0.66)	(0.68)	(0.56)	(0.48)	(0.51)
$6.90	$5.89	$6.87	$6.13	$6.18
$6.77	$5.38	$6.30	$5.16	$5.35

30.1%	(4.5%)	23.4%	9.1%	(1.0%)
39.7%	(4.9%)	34.4%	6.1%	(2.0%)

$1,440	$1,183	$1,330	$1,161	$1,137
0.99%	1.00%	1.01%	1.07%	1.04%
0.73%	0.72%	0.64%	0.76%	0.60%
23%	22%	21%	46%	76%

Annual Report | December 31, 2019	33

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2019, the Fund held no securities that were fair valued.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2019

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2019	35

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2019

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

As of December 31, 2019 there were no securities on loan.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open- end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

36	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2019

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,424,491,110	$—	$—	$1,424,491,110
Short Term Investments	32,859,609	—	—	32,859,609
Total	$1,457,350,719	$—	$—	$1,457,350,719

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non- taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of December 31, 2019.

Annual Report | December 31, 2019	37

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2019

For the year ended December 31, 2019, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable earnings	Paid-In Capital
$ (3,359,775)	$ 3,359,775

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 were as follows:

Distributions Paid From:	December 31, 2019	December 31, 2018
Ordinary Income	$12,794,142	$11,589,164
Long-term capital gains	117,566,976	98,081,353
Return of Capital	4,161,021	23,661,265
Total	$134,522,139	$133,331,782

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$—	$—	$334,554,326	$(35,075,010)	$299,479,316

The other cumulative effect of timing differences in the components of distributable earnings is related to the difference in timing of the distributions payable for financial statement and tax purposes.

As of December 31, 2019, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,109,282,960	$383,013,923	$(48,459,597)	$334,554,326

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

38	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2019

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the year ended December 31, 2019 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2019 are disclosed in the Statement of Operations.

Annual Report | December 31, 2019	39

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2019

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $303,726,133 and $362,862,107, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the year ended December 31, 2019 and year ended December 31, 2018, distributions in the amounts of $49,999,516 and $44,719,226, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 8,025,673 and of 7,228,907 shares, respectively.

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

40	www.all-starfunds.com

Liberty All-Star® Equity Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Liberty All-Star® Equity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Equity Fund (the "Fund"), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 20, 2020

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

Annual Report | December 31, 2019	41

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800- LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

42	www.all-starfunds.com

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Annual Report | December 31, 2019	43

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

TAX INFORMATION

All 2019 distributions whether received in cash or shares of the Fund consist of the following:

(1)	ordinary dividends

(2)	long-term capital gains

(3)	return of capital

The table below details the breakdown of each 2019 distribution for federal income tax purposes.

Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non- Qualified	Long-Term Capital Gains	Return of Capital
11/16/18*	01/02/19	$0.16	9.76%	—	89.63%	0.61%
01/25/19	03/11/19	$0.15	9.76%	—	89.63%	0.61%
04/26/19	06/10/19	$0.17	9.76%	—	89.63%	0.61%
07/26/19	09/09/19	$0.17	9.76%	—	89.63%	0.61%
11/15/19**	01/02/20	$0.17	—	—	—	—

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2019.

**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2020.

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2019:

Qualified Dividend Income	100.00%
Dividend Received Deduction	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Equity Fund designated $117,566,976 as long-term capital gain dividends.

SHAREHOLDER MEETING RESULTS

On August 22, 2019, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees to the Board. On June 10, 2019, the record date for the meeting, the Fund had outstanding 204,697,796 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 – To elect two Trustees: Nominee	For	Against/Withheld
John J. Neuhasuer	168,864,100.265	8,343,630.462
Milton M. Irvin	169,305,337.954	7,902,392.773

44	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, by contacting the Fund at 1-800-542-3863.

INDEPENDENT TRUSTEES

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2020	Chief Executive Officer, Silver Bay Realty (2016 –2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012 –2017)	2	Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2020	Financial Services Consultant (1996-2012)	2	Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2022	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999 - 2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (since 1985)

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Macquarie Investment Management, Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

Annual Report | December 31, 2019	45

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

INDEPENDENT TRUSTEES (continued)

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
Maureen K. Usifer Year of Birth: 1960	Trustee since 2018; Term Expires 2021	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Director BlackRock Capital Investment Corporation (since 2005)
Milton M. Irvin Year of Birth: 1949	Trustee since 2018; Term Expires 2022	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012- present); Chair, Investment Committee Member Executive Leadership Counsel (2006-present); Chair, Board Member South Carolina State University (2015- present); Graduate Executive Board Member Wharton School (2009-2016)	2	None

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Macquarie Investment Management, Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

46	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

IINTERESTED TRUSTEE

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2021	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc., and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke retired from ALPS in June 2019. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	27	Trustee (since 2009) - Financial Investors Trust, Trustee (since 2004) - Clough Global Dividend and Income Fund, Trustee (since 2006) - Clough Global Equity Fund, Trustee -Clough Global Opportunities Fund, and Trustee - Clough Funds Trust (since 2015).

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Macquarie Investment Management, Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.

***	Mr. Burke is an “interested person” of the Funds under Section 2(a)(19) of the 1940 Act because he was formerly the CEO and President of ALPS Holdings, Inc..

Annual Report | December 31, 2019	47

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Kimberly R. Storms Year of Birth: 1972	Treasurer	2013	Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Liberty All-Star Growth Fund, Financial Investors Trust, and ALPS Series Trust. Ms. Storms is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

48	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Matthew Sutula Year of Birth: 1985	Chief Compliance Officer	2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Sutula is also Interim Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc. and Liberty All- Star Growth Fund, Inc.
Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011-2015). Ms. Khwaja-Dixon is also Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust, and Assistant Secretary of Financial Investors Trust. Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2019	49

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jennifer A. Craig Year of Birth: 1973	Assistant Secretary	2017	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Financial Investors Trust, Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

50	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 9, 2019, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund and the following independent investment management firms: Aristotle Capital Management LLC (“Aristotle”), Macquarie Investment Management (“Macquarie”), Pzena Investment Management, LLC (“Pzena”), Sustainable Growth Advisers, LP (“Sustainable”), and TCW Investment Management Company (“TCW”). Aristotle, Macquarie, Pzena, Sustainable and TCW are collectively referred to as “Portfolio Managers” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Trustees met to consider management's recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund's management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Trustee may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund's multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund's portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager's investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi- managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

Annual Report | December 31, 2019	51

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information on behalf of the Independent Trustees from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Trustees’ consideration of each Agreement. In addition, counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues and that there had been three changes in Portfolio Managers in the last four years.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

52	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer groups. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

The Board received information which indicated among other things that, based on NAV, the Fund outperformed the Lipper Large-Cap Core Mutual Fund Average (“Lipper Average”) for the year-to- date, and for the one-, three-, and five- year periods ending June 30, 2019. It was approximately the same as the Lipper Average for the ten-year period.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to The Fund

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open- end equity funds. The Board considered that the Fund’s management and administration fees, and its total expense ratio were lower than the median of a representative group of closed-end funds selected by AAI. The Board also considered that the Fund’s management fee was higher than the median for the multi-manager open-end equity funds, but that the Fund’s total expense ratio was lower.

The Independent Trustees took into account that the Fund’s higher contractual management fees and expense ratios were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

Annual Report | December 31, 2019	53

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s- length negotiations with AAI, AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board accepted AAI’s explanations in light of the Board’s findings as to the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as The Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees.

Based on the foregoing, the Board concluded that the Fund was realizing economies of scale under the Agreements and management fee schedule, which supports the renewal of the Agreements.

54	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Benefits to be Derived from the Relationship with The Fund

The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2019	55

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

56	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Liberty All-Star Fundscollect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tells us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Liberty All-Star Funds don’t jointly market.

Annual Report | December 31, 2019	57

Description of Lipper
Liberty All-Star® Equity Fund	Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

58	www.all-starfunds.com

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1601 Wewatta Street, Suite 400

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

Thomas W. Brock*, Chairman

Edmund J. Burke

George R. Gaspari*

Milton M. Irvin*

Dr. John J. Neuhauser*

Maureen K. Usifer*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Kimberly R. Storms, Treasurer

Sareena Khwaja-Dixon, Secretary

Jennifer A. Craig, Assistant Secretary

Matthew Sutula, Chief Compliance Officer

*Member of Audit Committee

Annual Certifications — As required, on September 20, 2019, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes- Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission (“SEC”) on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the SEC’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-Q or Form N-PORT (beginning March 31, 2019). The Fund's Form N-Qs and Form N-PORTs are/will be available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

USA LISTED NYSE

Item 2.  Code of Ethics.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Trustees adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Trustees has determined that there is one audit committee financial expert serving on its audit committee.

(a)	(2) The registrant’s Board of Trustees has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2019 and December 31, 2018 were approximately $43,400 and $43,400, respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2018 were approximately $4,035 and $4,035, respectively. Tax Fees in both fiscal years 2019 and 2018 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2019 and December 31, 2018 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2019 and December 31, 2018 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $173,035 in 2019 and $329,435 in 2018.  These fees consisted of non-audit fees billed to (i) the Registrant of $4,035 in 2019 and $4,035 in 2018, respectively, as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $169,000 in 2019 and $325,400 in 2018, respectively.  The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of December 31, 2019, Thomas W. Brock, George R. Gaspari, Milton M. Irvin, John J. Neuhauser and Maureen K. Usifer are each independent trustees and collectively constitute the entire Audit Committee.

Item 6.  Investments.

(a)

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

As of March 4, 2020, unless otherwise noted

Aristotle Capital Management, LLC (“Aristotle”)

(a)(1) MANAGEMENT.  The portion of the Fund allocated to Aristotle is managed by Howard Gleicher, CFA and Gregory Padilla, CFA.  Mr. Gleicher is CEO and Chief Investment Officer of Aristotle.  Having over 30 years of investment experience, Howard heads the firm and leads the investment effort.  Prior to founding Aristotle, Howard was co-founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC.  Howard’s prior investment-related experience includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Howard earned his Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and his MBA from Harvard University.  He is a CFA® charterholder. Greg has 13 years of investment experience and is a member of the Aristotle Capital investment team. Prior to joining Aristotle, Greg was a Portfolio Manager, Equity Analyst at Vinik Asset Management, LP, Managing director, Portfolio Manager and Equity Analyst at Tradewinds Global Investors, LLC, and an Equity Analyst at Engerman Asst Management. Greg earned his Bachelor of Science in Finance from Arizona State University and an MBA from the University of Southern California.  He is a CFA® charterholder.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Howard Gleicher and Greg Padilla as of December 31, 2019:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Howard Gleicher
Registered Investment Companies	9	2,303	N/A	N/A
Other pooled investment vehicles	12	5,649	N/A	N/A
Other accounts	2,294	21,219	3	1,127

Gregory Padilla
Registered Investment Companies	7	2,157	N/A	N/A
Other pooled investment vehicles	11	5,512	N/A	N/A
Other accounts	1,909	20,288	3	1,127

MATERIAL CONFLICTS OF INTEREST:  Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities.

Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures. With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

(a)(3) COMPENSATION STRUCTURE. All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Howard Gleicher, CFA	$10,001 - $50,000
Gregory Padilla, CFA	None

Pzena Investment Management, LLC (“Pzena”)

(a)(1) MANAGEMENT.

The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team, with each of the three portfolio managers having joint decision-making responsibility. As of December 31, 2019, Richard Pzena, Benjamin Silver and John Flynn were co-portfolio managers for the Fund.

Richard S. Pzena –Along with being the Founder of the firm, Mr. Pzena is a Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm’s Executive Committee. Mr. Pzena is the architect of the firm’s investment strategy and conceived and developed our proprietary screening model. He serves as co- portfolio manager for the U.S. Large Cap and Mid Cap strategies, Focused Value, and U.S. Best Ideas. Prior to forming Pzena Investment Management, Mr. Pzena was the director of U.S. Equity Investments and Chief Research officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania.

Benjamin S. Silver, CFA, CPA – Mr. Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap and Global strategies, along with the Focused Value and Small Cap Focused Value services. Prior to joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value based equity hedge fund and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

John J. Flynn – Mr. Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Prior to joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

(a)(2)OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Silver and Flynn, as of December 31, 2019.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	8	$12,085	2	$9,193
Other pooled investment vehicles	21	$1,046	2	$148
Other accounts	67	$1,566	0	$0

Benjamin Silver
Registered Investment Companies	10	$12,198	2	$9,193
Other pooled investment vehicles	33	$5,233	3	$517
Other accounts	125	$7,619	0	$0

John Flynn
Registered Investment Companies	10	$12,198	2	$9,193
Other pooled investment vehicles	18	$937	1	$3
Other accounts	106	$3,040	0	$0

(a)(3) COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs. Pzena, Silver and Flynn, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, annual discretionary bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management; however, Pzena always considers all of the contributions that the person has made and is likely to make in the future. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

MATERIAL CONFLICTS OF INTEREST: Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (e.g., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS: Messrs. Pzena, and Silver do not own shares of the Fund. Mr. Flynn owns between $50,001 and $100,000 of the Fund.

Delaware Investments Fund Advisers (“DIFA”)

(a)(1) MANAGEMENT.  The portion of the Fund allocated to DIFA is managed by the Macquarie Investment Management Large-Cap Value team:

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Large-Cap Value team as of December 31, 2019:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Kristen E. Bartholdson
Registered Investment Companies	13	$20,879 million	0	$0
Other pooled investment vehicles	4	$1,062 million	0	$0
Other accounts	28	$7,004 million	1	$1,368 million

Nikhil G. Lalvani, CFA
Registered Investment Companies	14	$21,075 million	0	$0
Other pooled investment vehicles	4	$1,062 million	0	$0
Other accounts	28	$7,004 million	1	$1,368 million

Robert A. Vogel Jr., CFA	13	$20,879 million	0	$0
Registered Investment Companies	4	$1,062 million	0	$0
Other pooled investment vehicles	28	$7,004 million	1	$1,368 million
Other accounts

MATERIAL CONFLICTS OF INTEREST:

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ.  For example, an account or fund may be selling a security, while another account or the Fund may be purchasing or holding the same security.  As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account.  Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund.  The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate.  DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

One of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

(a)(3) COMPENSATION STRUCTURE. The Large-Cap Value team’s compensation consists of the below structure:

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus.  The bonus pool is determined by the revenues associated with the products a portfolio manager manages.  Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product.  Various members of the team have the ability to earn a percentage of the bonus pool.  The pool is allotted based on subjective factors and objective factors.  The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) peer groups and the performance of institutional composites relative to the appropriate indices.  Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan.  The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity.  The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP.  Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS as of December 31, 2019.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Kristen E. Bartholdson	None
Nikhil G. Lalvani	None
Robert A. Vogel Jr.	None

TCW Investment Management Company LLC (“TCW”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is the Portfolio Manager of the TCW Concentrated Core strategy and the TCW Select Equities Fund. He joined TCW in 1999 as a Research Analyst in the Equity Research group covering data networking, communications equipment, and enterprise technology companies. In 2002, Mr. Blum became a member of the Concentrated Core/Select Equities group and was subsequently named Portfolio Manager in 2004. Prior to TCW, Mr. Blum held various positions with FMAC Capital Markets, PaineWebber and Merrill Lynch. He received his BS in Applied Mathematics and Computer Science from the University of California, Los Angeles (UCLA), and his MBA from the UCLA Anderson School of Management. Mr. Blum is a CFA charterholder.

(a)(2) OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2019:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	1	$921	0	$0
Other pooled investment vehicles	3	$148	0	$0
Other accounts	34	$4,881	1	$369

(a)(3) COMPENSATION STRUCTURE.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Material Conflicts Language

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Sustainable Growth Advisers, LP (“SGA”)

(a)(1) MANAGEMENT.

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee.  He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984.  He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Education:

Georgetown University – BS; University of Massachusetts/Amherst – MBA

Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee.  He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co.  During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee.  From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management.  Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude); Harvard Business School – MBA

Kishore Rao – Principal, portfolio manager, analyst and a member of the Investment Committee.  Kishore has been with the firm since 2004.  Prior to joining Sustainable Growth Advisers, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies.  He was a Founder and General Manager of the Street Events division of CCBN before it was sold to Thomson Reuters.  Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment.

Education:

Carnegie Mellon University – BS; Harvard Business School – MBA

(a)(2) OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Marchand, Rohn and Rao, as of December 31, 2019:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Gordon M. Marchand
Registered Investment Companies	7	$5,703	0	$0
Other Pooled Investment Vehicles	14	$3,582	0	$0
Other Accounts	71	$5,081	2	$272

Robert L. Rohn
Registered Investment Companies	6	$5,519	0	$0
Other Pooled Investment Vehicles	13	$3,464	0	$0
Other Accounts	71	$5,017	2	$272

Kishore Rao
Registered Investment Companies	5	$5,427	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	54	$1,990	0	$0

(a)(3) Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

●	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

●

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

●	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

●	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2019, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.  Controls and Procedures.

(a)

         The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

         There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)   For the fiscal year ended December 31, 2019, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

Total
Gross Income from securities lending activity[1]	$67,947
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$5,629
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$968
Administrative fees not included in revenue split[4]	$—
Indemnification fee not included in revenue split[5]	$—
Rebate (paid to borrowers)[6]	$39,708
Other fees not included in revenue split (specify)	$—
Aggregate fees/comp for securities lending activities	$46,305
Net income from securities lending activities	$21,642

1Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.

2Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.

3Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio. 4Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.

5 Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.

6Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b)  The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent.   The agent monitors loans for compliance with certain policies of the Fund, including:  (1) securities lending may not exceed 30% of the value of the Fund’s total assets;   (2)  the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities;  and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan.     The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies.    The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting.    The securities lending agent collects distributions on loaned securities.    The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4)  Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

(c) The Proxy Voting Policies and Procedures are attached hereto as Exhibit 99. 7

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 4, 2020

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	March 4, 2020